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                                                                  EXHIBIT 10.1.2

                               SAXTON INCORPORATED
                          EMPLOYEE STOCK OWNERSHIP PLAN

                                PLAN AMENDMENT II

         The undersigned, constituting all of the directors of a corporation organized under the laws of the State of Nevada, hereby unanimously consent to and adopt the following resolutions.

         WHEREAS, Saxton Incorporated (hereinafter the "Employer"), maintains the Saxton Incorporated Employee Stock Ownership Plan (hereinafter the "Plan"); and

         WHEREAS, pursuant to Article XVII, the Employer may amend the Plan from time to time;

         WHEREAS, the Internal Revenue Service has requested that certain amendments to the Plan document be made in order for the Plan to receive a favorable determination letter;

         NOW THEREFORE, BE IT RESOLVED, that the Plan shall be amended effective as of December 29, 1995 as follows:

         1. Section 2.12 shall be amended to by replacing the reference to Section "402(a)(8)" with "402(e)(3)" in the last sentence of the first paragraph therein.

         2. Section 2.12 shall be further amended by adding the following paragraph before the last paragraph of such section:

                  "For plan years beginning before January 1, 1997, if a Participant is a Family Member (as defined in Section 12.02) of one of the ten highest-paid individuals or of a 5 percent owner of the Employer, those Family Members shall be treated as one individual for purposes of determining Compensation."

         3. Section 2.44 shall be amended to replace the phrase "Break in Service" with the phrase "Break in Employment".

         4.       Section 3.01(a) shall be amended by replacing the phrase "one
(1) Year of Service" with "a Period of Service of one (1) year".

         5. Section 3.01(b) as previously amended shall be further amended to add the following sentence to the end of such section:

                  "For purposes of this section, the term Laborer means any person who performs construction labor duties and is compensated on an hourly basis."


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         6.       Section 7.01 shall be amended by replacing all references to
"Normal Retirement Date" with "Normal Retirement Age".

         7. Section 7.03 shall be amended by replacing the reference to "Normal Retirement Date" with "Normal Retirement Age".

         8. Section 10.06(b)(i) shall be amended by replacing the phrase "the first six (6) Years of Service" with "the first Period of Service of six
(6) years", and by inserting the work "Prior" at the beginning of the last sentence thereof.

         9. Section 11.03(c) shall be amended by adding the following to the end of such section:

                  "If the Employer is required to repurchase the Company Stock pursuant to an exercise of such right, the amount to be paid for the Company Stock shall be paid in substantially equal periodic payments (not less frequently than annually) over a period beginning not later than thirty (30) days after the exercise of such right and not exceeding five (5) years."

         10. Section 12.02(g) shall be amended by adding the following sentence to the end of such section:

                  "Each Participant's interest in his Qualified Matching Contributions shall be, at all times, 100% vested and nonforfeitable."

         11. Section 12.02(h) shall be amended by adding the following to the end of such section:

                  "Qualified Nonelective Contributions may be treated as matching contributions for purposes of the ACP test, provided that the conditions described in Section 1.401(m)-l(b)(5) of the Income Tax Regulations are met. Each Participant's interest in his Qualified Nonelective Contributions shall be, at all times, 100% vested and nonforfeitable."

         12. Section 12.03 shall be amended by adding new subsection 12.03(f) as follows.

                  (f) "For purposes of this section, deferrals made by Highly Compensated Employees shall be considered Employer Contributions and deferrals by Non-Highly Compensated Employees shall be treated as Employee Contributions."

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         13.      Section 22.03 shall be amended to replace the phrase "five (5)
years of Vesting Service" with "three (3) years of Vesting Service".

         14. Section 16.16 shall be amended by adding the following to the end of such section:

                  "Voting rights granted herein to each Participant shall devolve to any Beneficiary or Alternate Payee entitled thereto as otherwise provided by the Plan."

                                       Executed this 5th day of June, 1997.

                                       SAXTON INCORPORATED

                                       By:      /s/  James C. Saxton
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                                       By:      /s/  Michele Saxton-Pori
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                                       By:
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                                       By:
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